UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2025

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Airport Industrial Drive, Suite 100 Ball Ground, Georgia	30107
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01	GTLS	New York Stock Exchange
Depositary shares, each representing 1/20th interest in a share of 6.75% Series B Mandatory Convertible Preferred Stock, par value $0.01	GTLS.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On June 3, 2025, Chart Industries, Inc., a Delaware corporation (“Chart”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Flowserve Corporation, a New York corporation (“Flowserve” or, with reference to the post-closing period, the “Combined Company”), Big Sur Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Flowserve (“First Merger Sub”), and Napa Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Flowserve (“Second Merger Sub”).

The Merger Agreement provides for the combination of Chart and Flowserve in an all-stock merger of equals transaction upon the terms and subject to the conditions set forth therein. The board of directors of each of Chart and Flowserve have unanimously approved the Merger Agreement and the transactions contemplated thereby, including, in the case of Flowserve, (i) the issuance of shares of Flowserve Common Stock (as defined below) and Flowserve Preferred Stock (as defined below) as Merger Consideration (as defined below) and (ii) the amendment of Flowserve’s restated certificate of incorporation to increase the number of authorized shares of Flowserve Common Stock (the “Flowserve Authorized Shares Amendment”). The Combined Company shall be headquartered in Dallas, Texas.

The Mergers

Upon the terms and subject to the conditions set forth in the Merger Agreement, (i) First Merger Sub shall merge with and into Chart (the “First Merger”), with Chart surviving as a wholly owned subsidiary of Flowserve (the “Initial Surviving Company”) (the time the First Merger becomes effective being the “First Effective Time”) and (ii) immediately following the First Merger, and as part of the same overall transaction as the First Merger, the Initial Surviving Company shall merge with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Mergers”), with Second Merger Sub surviving the Second Merger as a wholly owned subsidiary of Flowserve (the “Final Surviving Company”) (the time the Second Merger becomes effective being the “Second Effective Time”).

Merger Consideration

At the First Effective Time, pursuant to the terms and subject to the conditions of the Merger Agreement, (i) each share of Chart common stock, par value $0.01 per share (the “Chart Common Stock”), issued and outstanding immediately prior to the First Effective Time shall be converted into the right to receive 3.165 shares (the “Exchange Ratio”) of Flowserve common stock, par value $1.25 per share (the “Flowserve Common Stock”), and (ii) if any shares of the 6.75% Series B Mandatory Convertible Preferred Stock of Chart, par value $0.01 per share (the “Chart Preferred Stock”), remain issued and outstanding immediately prior to the First Effective Time, each such share of Chart Preferred Stock shall be converted into the right to receive one share of a newly created 6.75% Series B Mandatory Convertible Preferred Stock of Flowserve, par value $1.00 per share, having the same rights, privileges and voting powers, and limitations and restrictions thereof, as the shares of Chart Preferred Stock had immediately prior to the First Effective Time (the “Flowserve Preferred Stock” and, together with the Flowserve Common Stock, the “Merger Consideration”).

At the Second Effective Time, by virtue of the Second Merger and without any action on the part of any of the parties, the Initial Surviving Company or the equity holders thereof, (i) each share of common stock of the Initial Surviving Company issued and outstanding immediately prior to the Second Effective Time will automatically be canceled and cease to exist without any conversion or payment therefor and (ii) each unit of Second Merger Sub issued and outstanding immediately prior to the Second Effective Time will remain issued and outstanding and will represent validly issued, fully paid and nonassessable units of the Final Surviving Company, which will constitute the only outstanding units of the Final Surviving Company immediately following the Second Effective Time.

The shares of Flowserve Common Stock and, if applicable, Flowserve Preferred Stock (or depositary shares in respect thereof) to be issued in connection with the Mergers will be listed on the New York Stock Exchange (“NYSE”). No fractional shares of Flowserve Common Stock will be issued in the Mergers, and holders of Chart Common Stock otherwise entitled to receive a fractional share of Flowserve Common Stock will receive a cash payment, without interest, in lieu thereof, as specified in the Merger Agreement.

Treatment of Equity Awards

Pursuant to the Merger Agreement, each option to purchase shares of Flowserve Common Stock and award of restricted stock units granted pursuant to Flowserve’s equity plans or otherwise that is outstanding immediately prior to the First Effective Time will remain outstanding on and following the First Effective Time and will be subject to the same terms and conditions as applied prior to the First Effective Time; provided that, as of the First Effective Time, each award of restricted stock units subject to performance conditions will be deemed to have achieved the greater of (i) target level of performance and (ii) actual level of performance through the First Effective Time (as reasonably determined by Flowserve’s board of directors or a committee thereof).

Additionally, pursuant to the Merger Agreement, each equity award of Chart granted under its equity plans or otherwise that is outstanding immediately prior to the First Effective Time will be treated as follows: (i) each option to purchase shares of Chart Common Stock will be converted into an option to purchase shares of Flowserve Common Stock, with the number of shares of Flowserve Common Stock underlying such Flowserve option equal to the product of (A) the number of shares of Chart Common Stock underlying the Chart option immediately prior to the Effective Time and (B) the Exchange Ratio, and with an exercise price per share equal to (x) the exercise price per share of the Chart option immediately prior to the Effective Time divided by (y) the Exchange Ratio, and otherwise subject to the same terms and conditions as applied prior to the First Effective Time; and (ii) each award of restricted stock units will be converted into and become a right to receive a number of shares of Flowserve Common Stock equal to the product of (A) the number of shares of Chart Common Stock subject to each such award immediately prior to the First Effective Time, including any accrued but unpaid dividends or dividend equivalents, as applicable, and (B) the Exchange Ratio, and otherwise subject to the same terms and conditions as applied to such award prior to the First Effective Time; provided that, as of the First Effective Time, each restricted stock unit subject to performance conditions will be deemed to have achieved the greater of (x) target level of performance and (y) actual level of performance through the First Effective Time (as reasonably determined by Chart’s board of directors or a committee thereof).

Combined Company Governance

The Merger Agreement provides that, as of the First Effective Time, the board of directors of the Combined Company (the “Combined Company Board”) will be comprised of twelve members, consisting of (i) six directors designated from the current board of directors of Chart (or, subject to the reasonable approval of Flowserve, any such other persons who may become members of Chart’s board of directors prior to the First Effective Time), one of whom shall be Jillian Evanko, and (ii) six directors designated from the current board of directors of Flowserve (or, subject to the reasonable approval of Chart, any such other persons who may become members of Flowserve’s board of directors prior to the First Effective Time), one of whom shall be Scott Rowe and one of whom shall be John Garrison. Mr. Rowe shall be appointed to serve as the chief executive officer of the Combined Company, Ms. Evanko shall be appointed to serve as the non-executive chair of the Combined Company Board and Mr. Garrison shall be appointed to serve as the lead independent director of the Combined Company Board.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of each of Chart and Flowserve relating to their respective businesses, financial statements and public filings, among other matters, in each case generally subject to customary qualifications. Additionally, the Merger Agreement provides for customary pre-closing covenants of each of Chart and Flowserve, including (i) to conduct its business in the ordinary course (subject to certain exceptions); (ii) to cooperate and use reasonable best efforts with respect to seeking regulatory approvals, subject to certain specified limitations; (iii) to hold a meeting of its stockholders to obtain the requisite stockholder approvals contemplated by the Merger Agreement, as applicable; (iv) not to solicit proposals relating to any alternative business combination transactions; and (v) subject to certain exceptions, not to enter into any discussion concerning, or provide confidential information in connection with, any such alternative business combination transactions.

Conditions to the Mergers

The completion of the Mergers is subject to the satisfaction or waiver of certain conditions, including (i) the approval by holders of Chart Common Stock of a proposal to adopt the Merger Agreement and by holders of Flowserve Common Stock of a proposal to approve the issuance of Flowserve Common Stock and Flowserve Preferred Stock in connection with the First Merger and approval to authorize the Flowserve Authorized Shares Amendment; (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain other clearances, approvals and consents under certain applicable foreign antitrust and regulatory laws; (iii) the absence of governmental restraints or prohibitions preventing the consummation of the Mergers; (iv) the effectiveness of a registration statement on Form S-4 that will be filed by Flowserve for the issuance of the Merger Consideration and the absence of any stop order or proceedings by the U.S. Securities and Exchange Commission (the “SEC”); (v) the approval of the Merger Consideration to be issued at the First Effective Time for listing on NYSE; (vi) the representations and warranties of Chart and Flowserve being true and correct (subject to certain qualifications) and (vii) the performance in all material respects by the parties of their respective obligations under the Merger Agreement.

Termination

The Merger Agreement contains certain termination rights for the parties, including in the event that (i) the parties agree in writing to terminate the Merger Agreement, (ii) the First Merger is not consummated on or before the one-year anniversary of the date of the Merger Agreement (the “Outside Date”), (iii) the requisite stockholder approvals of Chart or Flowserve required in connection with the Mergers are not obtained at their respective stockholder meetings, (iv) any legal restraint having the effect of prohibiting the consummation of the Mergers shall have become final and nonappealable or (v) the other party has breached its representations, warranties or covenants in the Merger Agreement, subject to certain qualifications. In addition, Chart and Flowserve can each terminate the Merger Agreement prior to the stockholder meeting of the other party if the other party’s board of directors has changed its recommendation in connection with the Mergers or certain other proposals, as applicable, or has failed to make or reaffirm such recommendation in certain circumstances.

The Merger Agreement further provides that, upon termination of the Merger Agreement under certain specified circumstances, including (i) a change in the recommendation of the board of directors of Chart or Flowserve in connection with the Mergers or certain other proposals, as applicable, or (ii) a termination of the Merger Agreement by Chart or Flowserve because of a failure of the stockholders of the other party to adopt the Merger Agreement at the stockholder meeting, a material breach by the other party or because the Mergers are not consummated by the Outside Date, in each case at a time when there was an offer or proposal for an alternative transaction with respect to such party and such party enters into or consummates an alternative transaction within twelve (12) months following such date of termination, Chart or Flowserve, as the case may be, will pay to the other party a termination fee equal to $250 million in cash, in the case of Chart, and $215 million in cash, in the case of Flowserve.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Chart or Flowserve or any other party to the Merger Agreement or any related agreement. In particular, the representations, warranties and covenants contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Chart’s or Flowserve’s public disclosures.

Item 8.01	Other Events.

On June 4, 2025, Chart and Flowserve issued a joint press release to announce the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additionally, on June 4, 2025, Chart and Flowserve issued a joint investor presentation, a copy of which is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information

This communication may be deemed to be solicitation material in respect of the proposed merger transaction between Chart and Flowserve. In connection therewith, the parties intend to file relevant materials with the SEC, including a registration statement on Form S-4 to be filed by Flowserve in connection with the proposed issuance of shares of Flowserve’s common stock and preferred stock pursuant to the proposed merger transaction, which will include a document that serves as a prospectus of Flowserve with respect to such shares and a joint proxy statement of Chart and Flowserve (the “joint proxy statement/prospectus”) and, after the registration statement is declared effective, will be mailed to Chart and Flowserve stockholders seeking their approval of their respective transaction-related proposals. However, such documents are not currently available. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about each of Chart and Flowserve, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Chart will be available free of charge on Chart’s website at ir.chartindustries.com. Copies of documents filed with the SEC by Flowserve will be available free of charge on Flowserve’s website at ir.flowserve.com.

Participants in the Solicitation

Chart, Flowserve and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Chart’s stockholders and Flowserve’s shareholders in respect of the proposed transaction. Information regarding Chart’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Chart’s Form 10-K for the year ended December 31, 2024, filed on February 28, 2025, and its proxy statement filed on April 8, 2025, which are filed with the SEC. Information regarding Flowserve’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Flowserve’s Form 10-K for the year ended December 31, 2024, filed with the SEC on February 26, 2025, Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders, filed with the SEC on April 2, 2025. To the extent holdings of Chart’s or Flowserve’s securities by their respective directors or executive officers have changed since the amounts set forth in their respective 2025 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 subsequently filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed merger transaction will be included in the registration statement on Form S-4 and the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. These documents (when available) can be obtained free of charge from the sources indicated above.

Forward-Looking Statements and Cautionary Statements

Certain statements made in this communication are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the benefits of the proposed merger transaction between Chart Industries, Inc. (“Chart”) and Flowserve Corporation (“Flowserve”), including future financial and operating results, statements related to the expected timing of the completion of the transaction, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “expects,” “anticipates,” “believes,” “projects,” “forecasts,” “outlook,” “guidance,” “continue,” “target,” “estimates,” “potential,” “intends,” “plans,” or the negative of such terms or comparable terminology.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the potential merger transaction, including the expected time period to consummate the potential merger transaction, and the anticipated benefits (including synergies) of the potential merger transaction. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Chart and Flowserve, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to: the risk that regulatory approvals are not obtained or are obtained subject to conditions, limitations or restrictions that are not anticipated by Chart and Flowserve; the failure to receive, on a timely basis or otherwise, the required transaction-related approvals of Chart’s stockholders and Flowserve’s shareholders; potential delays in consummating the proposed merger transaction, including as a result of failure to receive any regulatory approvals (or any conditions, limitations or restrictions placed on such approvals); the ability to integrate the operations of Chart and Flowserve in a successful manner and in the expected time period; the possibility that any of the anticipated benefits and projected synergies of the proposed merger transaction will not be realized or will not be realized within the expected time period; the possibility that competing offers or acquisition proposals may be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Chart or Flowserve to pay a termination fee; risks that the anticipated tax treatment of the proposed merger transaction is not obtained; unforeseen or unknown liabilities; customer, stockholder, regulatory and other stakeholder approvals and support; unexpected future capital expenditures; the combined company’s ability to pay a quarterly dividend as expected; potential litigation relating to the proposed merger transaction that could be instituted against Chart, Flowserve or their respective directors; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency or completion of the proposed merger transaction on the parties’ business relationships and business generally; risks that the proposed merger transaction disrupts current plans and operations of Chart or Flowserve and potential difficulties in employee retention as a result of the proposed merger transaction, as well as the risk of disruption of management and ongoing business operations during the pendency of, or following, the proposed merger transaction; uncertainties as to whether the proposed merger transaction will be consummated on the anticipated timing or at all or, if consummated, will achieve its anticipated economic benefits, including as a result of risks associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the proposed merger transaction which are not waived or otherwise satisfactorily resolved; changes in commodity prices; negative effects of this announcement, and the pendency or completion of the proposed merger transaction on the market price of Chart’s or Flowserve’s common stock and/or operating results; rating agency actions and the ability to access short- and long-term debt markets on a timely and affordable basis; various events that could disrupt operations, including severe weather, cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; labor disputes; changes in labor costs and labor difficulties; the effects of industry, market, economic, political or regulatory conditions outside of Chart’s or Flowserve’s control; legislative, regulatory and economic developments targeting public companies in the industrial sector; global supply chain disruptions and the current inflationary environment; the substantial dependence of Chart’s and Flowserve’s sales on the success of the energy, chemical, power generation and general industries; economic, political and other risks associated with the international operations of Chart and Flowserve; potential adverse effects resulting from the implementation of tariffs and related retaliatory actions and changes to or uncertainties related to tariffs and trade agreements; and the risks described in Item 1A “Risk Factors” of Chart’s and Flowserve’s most recent Annual Reports on Form 10-K and in subsequent filings with the SEC. Other unpredictable or factors not discussed in this communication could also have material adverse effects on forward-looking statements. All forward-looking statements included in this communication are based on information available to Chart and Flowserve on the date hereof and Chart and Flowserve undertake no obligation to update or revise any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 3, 2025, by and among Chart Industries, Inc., Flowserve Corporation, Big Sur Merger Sub, Inc. and Napa Merger Sub LLC.*

99.1	Press Release, dated June 4, 2025.

99.2	Investor Presentation, dated June 4, 2025.

104	The cover page from Chart’s Current Report on Form 8-K, formatted in Inline XBRL.

*

The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Chart agrees to furnish a supplemental copy of such schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHART INDUSTRIES, INC.

Date: June 4, 2025
	By:	/s/ Jillian C. Evanko
	Name:	Jillian C. Evanko
	Title:	President and Chief Executive Officer